Exhibit 10.1

Confidential Treatment has been requested for the redacted portions of this agreement. The redactions are indicated with six asterisks (******). A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

EXECUTION VERSION

FOURTH AMENDMENT

TO

THIRD AMENDED AND RESTATED OMNIBUS AGREEMENT

AMONG

EXTERRAN HOLDINGS, INC.

EXTERRAN ENERGY SOLUTIONS, L.P.

EXTERRAN GP LLC

EXTERRAN GENERAL PARTNER, L.P.

EXTERRAN PARTNERS, L.P.

AND

EXLP OPERATING LLC

FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED

OMNIBUS AGREEMENT

This Fourth Amendment (this “Amendment”) to the Third Amended and Restated Omnibus Agreement is entered into on August 15, 2014, and is by and among Exterran Holdings, Inc., a Delaware corporation (“Exterran”), Exterran Energy Solutions, L.P., a Delaware limited partnership (“EESLP”), Exterran GP LLC, a Delaware limited liability company (“GP LLC”), Exterran General Partner, L.P., a Delaware limited partnership (the “General  Partner”), Exterran Partners, L.P., a Delaware limited partnership (the “Partnership”), and EXLP Operating LLC, a Delaware limited liability company (the “Operating Company”).  The above-named entities are sometimes referred to in this Amendment collectively as the “Parties.”

RECITALS:

The Parties entered into that certain Third Amended and Restated Omnibus Agreement dated as of June 10, 2011, as amended by that certain First Amendment to the Third Amended and Restated Omnibus Agreement dated as of March 8, 2012, that certain Second Amendment to the Third Amended and Restated Omnibus Agreement dated as of March 31, 2013 and that certain Third Amendment to the Third Amended and Restated Omnibus Agreement dated as of April 10, 2014 (as so amended, the “Omnibus Agreement”). Capitalized terms used but not defined herein have the respective meanings set forth in the Omnibus Agreement.

The Parties desire to amend the Omnibus Agreement to evidence their agreement to modify the fixed margin percentage set forth on Schedule 1.1 to the Omnibus Agreement relating to the maximum purchase price to be paid by any member of the Partnership Group for newly fabricated Compression Equipment from an Affiliate of Exterran (other than any member of the Partnership Group).

The Conflicts Committee of the Board of Directors of GP LLC has approved the form, terms and substance of this Amendment in accordance with the requirements set forth in Section 8.6 of the Omnibus Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.                                      Omnibus Agreement Amendment.

(a)                             The definition of “Fixed Margin Amount” in Section 1.1(b) is hereby replaced in its entirety with the following:

“‘Fixed Margin Amount’ means the amount resulting from the product of (i) the Fabricated Cost and (ii) the percentage, expressed as a decimal, set forth on Schedule 1.1 to this Agreement, which Schedule may be amended from time to time with the approval of the Conflicts Committee; provided, that the Conflicts Committee and representatives of Exterran shall review the Fixed Margin Amount at least annually to determine whether an amendment to Schedule 1.1 is appropriate.”

(b)                                 Schedule 1.1 is replaced in its entirety with the attached Schedule 1.1.

2.                                      Acknowledgement.  Except as amended hereby, the Omnibus Agreement shall remain in full force and effect as previously executed, and the Parties hereby ratify the Omnibus Agreement as amended hereby.

3.                                      Counterparts.   This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties hereto and delivered (including by facsimile) to the other Parties.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have executed this Amendment on, and effective as of, the date first set forth above.

EXTERRAN HOLDINGS, INC.

By:	/s/ Daniel K. Schlanger
Name:	Daniel K. Schlanger
Title:	Senior Vice President, Operations Services

EXTERRAN ENERGY SOLUTIONS, L.P.

By:	/s/ Daniel K. Schlanger
Name:	Daniel K. Schlanger
Title:	Senior Vice President, Operations Services

EXTERRAN GP LLC

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Senior Vice President and Chief Financial Officer

EXTERRAN GENERAL PARTNER, L.P.

By:	Exterran GP LLC,
its general partner

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Senior Vice President and Chief Financial Officer

[Signature page to the Fourth Amendment to the Third Amended and Restated Omnibus Agreement]

EXTERRAN PARTNERS, L.P.

By:	Exterran General Partner, L.P.,
its general partner

By:	Exterran GP LLC,
its general partner

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Senior Vice President and Chief Financial Officer

EXLP OPERATING LLC

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Senior Vice President and Chief Financial Officer

[Signature page to the Fourth Amendment to the Third Amended and Restated Omnibus Agreement

Schedule 1.1

Fixed Margin Percentage

******, effective as of July 1, 2014